UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: January 13, 2005
                        (Date of earliest event reported)


                          21ST CENTURY HOLDING COMPANY
             (Exact name of registrant as specified in its charter)

                Florida                               0-2500111                             65-0248866
-----------------------------------------  --------------------------------  ------------------------------------------
    (State or other jurisdiction of           (Commission File Number)         (I.R.S. Employer Identification No.)
             incorporation)


       3661 West Oakland Park Blvd., Suite 300
                Lauderdale Lakes, FL                           33311
------------------------------------------------------   ------------------
      (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (954) 581-9993
                                                           --------------

                                 NOT APPLICABLE
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

         21st Century Holding Company (the "Company") has completed the transaction contemplated by the Stock Purchase and Redemption Agreement (the "Agreement") dated January 3, 2005 with Express Tax Service, Inc. ("ETS"), Robert J. Kluba ("Kluba") and Robert H. Taylor ("Taylor"; together with Kluba, the "Buyers"). The Company was the beneficial and record owner of 80% of the issued and outstanding stock of ETS, which in turn owned 100% of the issued and outstanding stock of Express Tax Franchise Corporation ("ETFC"). Kluba was the President and a director of ETS and ETFC, and the owner of the remaining 20% of the issued and outstanding stock of ETS. The sale of the assets closed on January 13, 2005.

         The Company received at closing a net cash payment of $311,350.75, which reflected the purchase price of $660,000 for all of the Company's common stock in ETS, less $348,649.25 representing intercompany receivables owed to ETS by the Company. The Company also received at closing a cash payment equal to $1,200,000 in exchange for the Company's agreement not to compete with the current business of ETS and ETFC for five years following the closing.

         In connection with the transaction, the Company has extended the expiration dates for the 75,000 outstanding stock options previously granted to Kluba and the 30,000 outstanding stock options previously granted to Kluba's wife, such that 80% of such stock options shall expire, if not exercised, on the first anniversary date of the closing and the remaining 20% of such stock options shall expire on the second anniversary date of the closing; none of these options shall be exercisable for the six-month period following the closing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   21ST CENTURY HOLDING COMPANY


Date:  January 20, 2005            By:  /s/ Richard A. Widdicombe
                                       -----------------------------------------
                                   Name:    Richard A. Widdicombe
                                   Title:   Chief Executive Officer
                                   (Principal Executive Officer)


Date:  January 20, 2005            By:  /s/ J. Gordon Jennings III
                                       -----------------------------------------
                                   Name:    J. Gordon Jennings III
                                   Title:   Chief Financial Officer
                                   (Principal Accounting and Financial Officer)